EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 07.09.07

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Note 2 Below
JACKUPS (43)
1	GSF Adriatic I	300’	MLT 116-C	Angola		Contracted	early Apr 07	early Apr 09	high $180s
2	GSF Adriatic II	350’	MLT 116-C	Angola		Contracted	late May 07	late May 09	high $180s	(5-day survey late Aug 07 to early Sep 07 at zero dayrate)
3	GSF Adriatic III	350’	MLT 116-C	Gulf of Mexico	Yes	Maintenance	late Jun 07	mid Jul 07	zero	Followed by 1-month commitment at $100
4	GSF Adriatic V	300’	MLT 116-C	Angola		Contracted	early Apr 07	late Mar 09	high $180s	(4-day survey mid May 07 at zero dayrate)
5	GSF Adriatic VI	300’	MLT 116-C	Cameroon	Yes	Contracted	late Dec 06	late Aug 07	mid $140s	Followed by 3-month contract in low $180s (Ghana/Ivory Coast); followed by 1-month contract in mid $190s (Gabon); followed by 9-month contract in low $210s (Nigeria)
6	GSF Adriatic VIII	328’	MLT 116-C	Nigeria		Contracted	late Mar 07	early Apr 09	high $180s	(7-day inspection early Aug 07 at zero dayrate)
7	GSF Adriatic IX	350’	MLT 116-C	Gabon		Contracted	early Jan 07	early Jul 08	mid $150s	Followed by 1-year contract in high $180s; (10-days inspection early Jul 07 at zero dayrate)
8	GSF Adriatic X	350’	MLT 116-C	Egypt		Contracted	early Nov 06	early Nov 08	low $160s	(9-days inspection late Jul 07 to early Aug 07 in high $140s)
9	GSF Adriatic XI	300’	MLT 116-C	Vietnam	Yes	Contracted	early Jul 07	late Jun 08	low $210s	(4-days repairs early May 07 at zero dayrate)
10	GSF Baltic	375’	MLT SUPER300	MOB to Nigeria		Contracted	mid May 07	early May 09	at $205
11	GSF Britannia	200’	Bret Engineering	UK North Sea		Contracted	mid Feb 07	mid Feb 08	low $60s	Followed by 1-year option in low $60s; (22-day survey early Apr 07 at zero dayrate)
12	GSF Compact Driller	300’	MLT 116-C	Thailand	Yes	Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Jul 07 thru Sep 07 estimated in mid $180s; followed by 18-month contract in low $210s; (7-days inspection early Sep 07 at zero dayrate)
13	GSF Constellation I	400’	F&G JU 2000	Trinidad		Contracted	early Aug 04	late Aug 07	mid $70s	Followed by 2-year commitment in high $210s
14	GSF Constellation II	400’	F&G JU 2000	Egypt		Contracted	late Mar 07	late Mar 10	high $180s
15	GSF Galaxy I	400’	F&G L-780 Mod VI	UK North Sea		Contracted	late Aug 05	mid Aug 07	at $100	Followed by 2-month contract at $105; followed by 3-month contract at $300; followed by 3 1/2-month contract at $100; followed by 6-month contract in mid $110s; followed by 3-month contract in high $220s
16	GSF Galaxy II	400’	KFELS Mod VI	UK North Sea	Yes	Contracted	early Apr 07	mid Jul 07	at $300	Followed by 5-month contract in mid $310s; (3-month contract from early Apr 07 to mid Jul 07 and 2-month contract mid Dec 07 to mid Feb 08 with ADT Int’l (see Note 3 below)); (9-days idle at zero dayrate early Apr 07)
17	GSF Galaxy III	400’	KFELS Mod VI	UK North Sea	Yes	Contracted	mid Feb 07	late Sep 07	at $108	Followed by 9-month contract at $109; followed by 14-day survey early Jul 08 at zero dayrate; followed by 24-month priced option at $109
18	GSF Galveston Key	300’	MLT 116-C	Vietnam		Contracted	late Mar 06	late Mar 08	high $140s	(14-days repairs early Aug 07 at zero dayrate)
19	GSF High Island I	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Available	mid Jun 07	mid July 07	zero	Followed by 1-month commitment in low $70s; followed by 1-month commitment in mid $70s; followed by 1-month priced option in mid $70s; (30-days idle Apr 07 at zero dayrate; 9-days idle May 07 at zero dayrate; 150-days repairs early Jan 08 to late May 08 at zero dayrate)
20	GSF High Island II	270’	MLT 82-SD-C	Arabian Gulf	Yes	Upgrades	late Feb 07	late Jul 07	zero	Followed by 4-year contract in mid $160s
21	GSF High Island IV	270’	MLT 82-SD-C	Arabian Gulf		Contracted	mid May 07	mid May 11	mid $160s
22	GSF High Island V	270’	MLT 82-SD-C	Gabon		Committed	early Jun 07	late Jun 08	mid $150s	(20-days repairs mid Apr 07 to early May 07 at zero dayrate)
23	GSF High Island VII	250’	MLT 82-SD-C	Cameroon		Contracted	early Feb 07	early Sep 08	low $160s	(7-days inspections early Jul 07 at zero dayrate)
24	GSF High Island VIII	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jun 07	mid Aug 07	low $70s	(Idle 28-days Apr 07 at zero dayrate; idle 7-days early Jun 07 at zero dayrate)
25	GSF High Island IX	250’	MLT 82-SD-C	Nigeria	Yes	Contracted	late Jun 07	late Jun 09	low $150s	(14-days downtime early Jun 07 at zero dayrate; 7-day inspection early Aug 07 at zero dayrate)
26	GSF Key Gibraltar	300’	MLT 84-C (modified)	Thailand	Yes	Contracted	early Jul 07	mid Oct 07	low $190s	Followed by 1-year contract at $205
27	GSF Key Hawaii	300’	Mitsui 300-C	Qatar	Yes	Repairs	late Jun 07	late Jul 07	zero	Followed by 2-year contract in mid $170s
28	GSF Key Manhattan	350’	MLT 116-C	Egypt		Contracted	early Jul 06	early Jul 08		(first year in mid $130s; second year in mid $150s); (6-days inspections mid Jun 07 in low $130s)
29	GSF Key Singapore	350’	MLT 116-C	Egypt		Contracted	early Jun 06	late Mar 08		(first year in mid $130s; second 10 1/2-months in mid $150s); (6-days repairs mid Aug 07 in low $150s; 45-days repairs and MOB late Mar 08 to early May 08 at zero dayrate)
30	GSF Labrador	300’	CFEMT-2005-C	UK North Sea	Yes	Contracted	late Mar 07	late Nov 07	low $170s	Followed by 6-month contract in low $220s; followed by 15-day survey mid May 08 at zero dayrate; (1-day repairs mid Apr 07 at zero dayrate; 20-days repairs early May 07 at zero dayrate)
31	GSF Main Pass I	300’	F&G L780-II	Arabian Gulf	Yes	Upgrades	late Jan 07	mid Jul 07	zero	Followed by 4-year contract in mid $160s
32	GSF Main Pass IV	300’	F&G L780-II	Arabian Gulf	Yes	Upgrades	late Jan 07	late Jul 07	zero	Followed by 4-year contract in mid $160s
33	GSF Magellan	350’	F&G L-780 Mod V	UK North Sea	Yes	Contracted	mid Feb 06	mid Feb 08		(First 6 1/2-months in low $140s; last 16-months in mid $140s); followed by 14-days inspections mid Feb 08 in mid $110s; followed by 14-days inspections early Mar 08 zero dayrate; followed by 5-month commitment at $300 with ADT Int’l (see Note 3 below); previously announced 2-month commitment at $300 will take place from early Jul 07 to early Sep 07, rather than early Jun 08 to late Jul 08
34	GSF Monarch	350’	F&G L-780 Mod V	UK North Sea		Contracted	mid Mar 07	mid Mar 08	mid $70s	Followed by 1-year option in mid $70s
35	GSF Monitor	350’	F&G L-780 Mod V	Trinidad		Contracted	mid Mar 06	late Mar 09	high $140s	(2-days repairs late Apr 07 at zero dayrate)
36	GSF Parameswara	300’	Baker Marine BMC 300 IC	Indonesia	Yes	Contracted	mid Oct 05	late Jun 08	at $101	Followed by 7-month priced option at $106; (21-days inspection and repairs early Jan 08 at zero dayrate)
37	GSF Rig 103	250’	MLT 52-C	Qatar	Yes	Contracted	early Oct 06	early Aug 07	low $130s	Followed by 30-days inspections Aug 07 at zero dayrate; followed by 4 1/2-month contract in low $170s
38	GSF Rig 105	250’	MLT 52-C	Gulf of Suez	Yes	Contracted	mid Mar 07	mid Mar 08	low $90s	(10-days repairs Jul 07 in low $70s; 21-days repairs Jul 07 at zero dayrate)
39	GSF Rig 124	250’	Modec 200C-45	Gulf of Suez		Contracted	mid Apr 07	mid Sep 08	low $110s	(1-day inspections early Sep 07 at zero dayrate; 6-days inspections early Sep 07 at $107)
40	GSF Rig 127	250’	F&G L-780 Mod II	Qatar		Contracted	early Jun 07	early Jun 09	mid $140s
41	GSF Rig 134	300’	F&G L-780 Mod II	Malaysia		Contracted	early Apr 07	early Apr 10	mid $160s
42	GSF Rig 136	300’	F&G L-780 Mod II	Indonesia	Yes	Contracted	early May 07	late Oct 07	low $210s	(2-days maintenance mid Apr 07 at zero dayrate)
43	GSF Rig 141	250’	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	early Feb 07	mid Jul 07	mid $110s	(3-days inspections late Jul 07 at zero dayrate)
SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300’	F&G Enhanced Pacesetter	Angola		Contracted	mid Dec 06	mid Jul 08	low $350s	(7-days inspections early Nov 07 at zero dayrate)
2	GSF Arctic I	3,400’	F&G L-907	Gulf of Mexico	Yes	Contracted	late Nov 06	mid Aug 07	mid $320s	Followed by 45-days upgrades in low $270s; followed by 45-days upgrades at zero dayrate; followed by 2-month MOB to Brazil in mid $260s; followed by 34-month contract in low $270s
3	GSF Arctic II	1,200’	F&G L-907	UK North Sea		Contracted	mid May 07	mid Jul 07	mid $360s	(Mid Mar 07 to mid May 07 contract with ADT Int’l at $200 (see Note 3 below)); followed by 2-month contract in mid $360s; followed by 2-month contract in low $380s; followed by 4-month contract in mid $360s; followed by 2-month contract in mid $420s; followed by 35-days repairs mid May 08 to mid Jun 08 at zero dayrate
4	GSF Arctic III	1,800’	F&G L-907	UK North Sea		Contracted	late Jan 07	early Feb 08	low $350s	Followed by 15-day survey early Feb 08 at zero dayrate
5	GSF Arctic IV	1,800’	F&G L-907	UK North Sea		Contracted	mid May 07	late Aug 07	at $200	Followed by 3-year contract in mid $270s; (35-days inspections mid Apr 07 to mid May 07 at zero dayrate)
6	GSF Celtic Sea	5,750’	F&G L-907	MOB to Brazil	Yes	MOB	mid Jun 07	mid Aug 07	high $340s	Followed by 3-month contract in high $340s; followed by 2-month MOB to GOM in high $340s; followed by 4 1/2-month contract in mid $330s; followed by 2-months upgrades at zero dayrate; followed by 2-year contract at dayrate between high $450s and mid $480s depending on location, either Brazil or Nigeria
7	GSF Development Driller I	7,500’	F&G ExD	Gulf of Mexico		Contracted	mid Jun 06	mid Jun 08	low $210s	Followed by 4-year contract in low $510s; (1-day downtime late Apr 07 at zero dayrate)
8	GSF Development Driller II	7,500’	F&G ExD	Gulf of Mexico		Contracted	mid Nov 05	mid Nov 08	low $180s
9	GSF Grand Banks	1,500’	AKER H-3.2	East Canada		Contracted	mid Jan 06	mid Jan 08	mid $140s
10	GSF Rig 135	2,400’	F&G 9500 Enhanced Pacesetter	Equatorial Guinea	Yes	Maintenance	early Jun 07	mid Aug 07	low $160s	See Note 4 below; followed by 26-month contract in mid $320s (Congo); followed by 4-month contract in low $380s
11	GSF Rig 140	2,400’	F&G 9500 Enhanced Pacesetter	Angola	Yes	Contracted	late Jun 07	mid Jun 09	at $305	(7-days upgrades early Apr 07 in mid $280s; 42-days upgrades mid Apr 07 to mid May 07 at zero dayrate; 2-days repairs early Jul 07 at zero dayrate)
DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000’	GMDC	Gulf of Mexico		Contracted	mid Sep 06	mid Sep 07	mid $220s	Followed by 2-year contract in low $390s; followed by 4-year contract in low $510s; (4-days repairs late May 07 to early Jun 07 at zero dayrate; 20-days inspections early Jul 07 at zero dayrate)
2	GSF Explorer	7,800’	GMDC	Angola	Yes	Contracted	mid Jun 07	mid Apr 09	high $390s	Followed by 3-month contract in low $450s; followed by 3-month priced option in low $450s; (6-days inspections early May 07 at zero dayrate)
3	GSF Jack Ryan	8,000’	GMDC	Nigeria		Contracted	early Jun 07	early Jun 09	high $290s	Followed by 4-year contract in mid $420s; (14-days MOB and upgrades mid Apr 07 at zero dayrate; 2-days MOB early Jun 07 at zero dayrate)

	Owned by Third Party (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Notes 2 and 3 Below
1	Dada Gorgud	1,557’	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	high $80s
2	Istiglal	2,297’	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	mid $90s

Note 1: In addition to the dayrate revenues set forth in this fleet status table, the company receives other miscellaneous contract drilling revenues not included in the table. These revenues are the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. During the first, second, third and fourth quarters of 2006 and the first quarter of 2007, other miscellaneous contract drilling revenues totaled $42.7 million, $25.5 million, $32.8 million, $35.7 million, and $30.8, million respectively. For the second, third and fourth quarters of 2007, we anticipate that other miscellaneous contract drilling revenues will be approximately $27.6 million, $27.8 million and $27.5 million, respectively, but such revenues could vary due to the type of services provided.

In addition to other miscellaneous contract drilling revenues, the company receives contract drilling expense reimbursements. During the first, second, third and fourth quarters of 2006, and the first quarter of 2007, contract drilling expense reimbursements totaled $24.3 million, $18.8 million, $17.4 million, $21.5 million, and $11.2 million, respectively. For the second, third and fourth quarters of 2007, we anticipate that contract drilling expense reimbursements will be approximately $27.4 million, $14.6 million and $17.5 million, respectively, but such reimbursements could vary due to the type of services provided.

Note 2: Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication of guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

Note 3: For the period of time the GSF Arctic II, the GSF Galaxy II and the GSF Magellan are contracted to Applied Drilling Technology International, the drilling management services division of the Company’s U.K. operating subsidiary, accounting rules require that we eliminate the revenues that relate to those contracts. Consolidated operating income will not be effected by these eliminations.

Note 4: On June 30, 2007, the riser for GSF Rig 135 was lost at sea when the transport vessel capsized. The Company is currently exploring alternatives to obtain a replacement riser. The preliminary estimate for commencement of the contract in the Congo with the replacement riser is November 15, 2007. The Company is evaluating insurance coverage for damages arising out of this event.

Forward-Looking Statements:

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) the anticipated amounts of miscellaneous contract drilling revenues and contract drilling expense reimbursements; (b) estimated dayrates; (c) current term, start and end dates of contracts; and (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) market conditions; (b) political climate in the locations in which we operate; (c) competition for qualified personnel; (d) availability of equipment; and (e) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We caution investors not to place undue reliance on forward-looking statements, and do not undertake any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000 - 53,999

mid = 4, 5, 6.999 ie: 54,000 - 56,999

high = 7, 8, 9.999 ie: 57,000 - 59,999